Cloud, Neff Capital Appreciation Fund

                        Prospectus dated October 1, 2001




Investment objective:  long term capital appreciation.

5314 South Yale, Suite 606
Tulsa, OK  74135
(888) 399-1080





























         The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                TABLE OF CONTENTS

                                                                            PAGE

RISK/RETURN SUMMARY.............................................................

FEES AND EXPENSES OF INVESTING IN THE FUND......................................

HOW TO BUY SHARES...............................................................

HOW TO REDEEM SHARES............................................................

DETERMINATION OF NET ASSET VALUE................................................

DIVIDENDS, DISTRIBUTIONS AND TAXES..............................................

MANAGEMENT OF THE FUND..........................................................

FINANCIAL HIGHLIGHTS............................................................

PRIVACY POLICY..................................................................

FOR MORE INFORMATION..................................................BACK COVER

                               RISK/RETURN SUMMARY

Investment Objective

         The investment objective of the Cloud, Neff Capital Appreciation Fund is long term capital appreciation.

Principal Strategies

         The Fund invests primarily in common stocks of large capitalization U.S. companies (those with market capitalizations above $5 billion). The Fund's adviser uses fundamental analysis to select securities of companies that it believes have potential for strong earnings growth and increasing demand for the goods or services they produce. The factors analyzed include revenue and earnings growth rate, return on reinvested profits, consistency of earnings growth, and management history of quickly reacting to changing business trends.

         The adviser seeks companies that it believes are reasonably priced when compared to other companies in the same industry and peer group. The adviser also seeks companies that it believes will be able to grow earnings in changing interest rate environments and that are internationally diversified. The adviser favors companies that are dominant in their respective industry groups, based on market share and/or market capitalization. The Fund will sell a security when the adviser determines that the security has become fully valued, that the company demonstrates weakened earnings potential or that other companies offer better long term growth characteristics.

         While it is anticipated that the Fund will diversify its investments across a range of industries and industry sectors, certain sectors are likely to be overweighted compared to others because the adviser seeks the best investment values regardless of sector. The Fund may, for example, be overweighted at times in the technology, pharmaceutical and financial services sectors. The sectors in which the Fund may be overweighted will vary at different points in the economic cycle.

Principal Risks of Investing in the Fund

o Management Risk. The adviser's strategy may fail to produce the intended results. Additionally the Fund has no operating history and the adviser has no prior experience managing the assets of a mutual fund.

o Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio.

o Volatility risk. Common stocks tend to be more volatile than other investment choices. The value of an individual company can be more volatile than the market as a whole. This volatility affects the value of the Fund's shares.
o Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.
o Sector Risk. If the Fund's portfolio is overweighted in a certain industry sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. For example, to the extent the Fund is overweighted in the technology sector, it will be affected by developments affecting that sector.
o Technology companies may be significantly affected by falling prices and profits and intense competition, and their products may be subject to rapid obsolescence
o The pharmaceutical sector is subject to government regulation and government approval of products, which could have a significant effect on price and availability. Pharmaceutical companies can be significantly affected by intense competition, and their products may be subject to rapid obsolescence.
o The financial services industries are subject to extensive government regulation. Changes or proposed changes in these regulations may adversely impact the industry. For example, regulatory changes may make the industry more competitive and some companies may be negatively affected. The profitability of companies in the financial services industries can be significantly affected by the cost of capital, changes in interest rates and price competition.
o Portfolio Turnover Risk. The Fund does not intend to purchase or sell securities for short term trading purposes. However, if the objectives of the Fund would be better served, short term profits or losses may be realized from time to time. To the extent the Fund has high portfolio turnover, it will generally incur additional costs due to greater brokerage commission expenses than those incurred by a fund with a lower portfolio turnover rate. The higher portfolio turnover rate may result in the realization for federal income tax purposes of additional net capital gains, which also may result in substantial ordinary income to shareholders. These factors may negatively affect the Fund's performance.
o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o    The Fund may not be appropriate for use as a complete investment program.

o As with any mutual fund investment, the Fund's returns will vary and you could lose money.

 General

         The investment objective of the Fund may be changed without shareholder approval.

         From time to time, the Fund may take temporary defensive positions, which are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including money market funds or repurchase agreements. If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

         In addition, the Fund may invest to a limited degree in S&P Depositary Receipts ("SPDRs") and NASDAQ-100 Index Tracking Stock ("QQQs"), pending selection of investments in accordance with its policies. SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Composite Price Index. SPDRs trade on the American Stock Exchange under the symbol SPY. QQQs represent ownership in the NASDAQ-100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index. QQQs trade on the American Stock Exchange under the symbol QQQ. The Fund will indirectly bear its proportionate share of any fees and expenses paid by the exchange-traded shares in which it invests in addition to the fees and expenses payable directly by the Fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative.

         QQQs invest in smaller capitalization companies and are subject to the risks associated with smaller companies. The earnings and prospects of smaller companies are more volatile than larger companies. Smaller companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Smaller companies may have limited markets, product lines or financial resources and may lack management experience.

How the Fund has Performed

         Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the fund because it demonstrates how its returns have varied over time. The bar chart and performance table that would otherwise appear in this Prospectus have been omitted because the Fund is recently organized and has less than one full calendar year of operations.

FEES AND EXPENSES OF THE FUND

         The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder Fees

(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases                       NONE
Maximum Deferred Sales Charge (Load)                                   NONE
Redemption Fee                                                         NONE

Annual Fund Operating Expenses
 (expenses that are deducted from Fund assets)
Management Fee                                                         2.00%
Distribution and/or Service (12b-1) Fees                               NONE
Other Expenses                                                         1.09%
Total Annual Fund Operating Expenses                                   3.09%
Expense Reimbursement1                                                 0.09%
Net Fund Operating Expenses (after expense reimbursement)              3.00%

1The adviser has contractually agreed to waive management fees or reimburse the Fund for the fees and expenses of the disinterested Trustees, but only to the extent necessary to maintain the Fund's total annual operating expenses at 3.00% of its average daily net assets through September 30, 2002.

Example:

         The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, reinvestment of dividends and distributions, 5% annual total return, constant operating expenses (except for fee waiver or expense reimbursement reflected in the first year), and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs will be:


         1 Year            3 Years  5 Years    10 Years
         ------            -------  -------    --------

          $315              $963     $1,634    $3,426

                                HOW TO BUY SHARES

Initial Purchase

         The minimum initial investment in the Fund is $100,000. Investors choosing to purchase or redeem their shares through a broker-dealer or other institution may be charged a fee by that institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor. Account minimums may be waived for clients of the adviser.

         By Mail - To be in proper form, your initial purchase request must include:

o a completed and signed investment application form (which accompanies this Prospectus);

o    a check made payable to the Fund;

         Mail the application and check to:

         U.S. Mail:                                           Overnight:

         Cloud, Neff Capital Appreciation Fund                Cloud, Neff Capital Appreciation Fund
         c/o Unified Fund Services, Inc.                      c/o Unified Fund Services, Inc.
         P.O. Box 6110                                        431 North Pennsylvania Street
         Indianapolis, Indiana 46206-6110                     Indianapolis, Indiana 46204

         By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc., the Fund's transfer agent, at (888) 464-6815 to obtain instructions on how to set up your account and to obtain an account number. Then, provide your bank with the following information for purposes of wiring your investment:

         Firstar Bank, N.A.
         ABA #0420-0001-3
         Attn: Cloud, Neff Capital Appreciation Fund
         D.D.A.# 821661790
         Account Name _________________     (write in shareholder name)
         For the Account # ______________   (write in account number)

         You must provide a signed application to Unified Fund Services, Inc. at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

         You may purchase additional shares of the Fund by mail, wire or automatic investment. Each additional mail purchase request must contain:

o        your name
o        the name of your account(s),
o        your account number(s),
o        the name of the Fund
o        a check made payable to the Fund

         Send your purchase request to the address listed above. A bank wire should be sent as outlined above.

Tax Sheltered Retirement Plans

         Since the Fund is oriented to longer term investments, shares of the Fund may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans ("IRAs"); simplified employee pensions ("SEPs"); SIMPLE plans; 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Contact the transfer agent for the procedure to open an IRA or SEP plan and more specific information regarding these retirement plan options. Please consult with your attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the transfer agent about the IRA custodial fees.

Other Purchase Information

         The Fund may limit the amount of purchases and refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

                              HOW TO REDEEM SHARES

         You may receive redemption payments in the form of a check or federal wire transfer. Presently there is no charge for wire redemptions; however, the Fund may charge for this service in the future. Any charges for wire redemptions will be deducted from the shareholder's Fund account by redemption of shares. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

         By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

         U.S. Mail:                                           Overnight:

         Cloud, Neff Capital Appreciation Fund                Cloud, Neff Capital Appreciation Fund
         c/o Unified Fund Services, Inc.                      c/o Unified Fund Services, Inc.
         P.O. Box 6110                                        431 North Pennsylvania Street
         Indianapolis, Indiana 46206-6110                     Indianapolis, Indiana 46204

         "Proper form" means your request for a redemption must include:

o        the Fund name and account number,
o        account name(s) and address,
o        the dollar amount or number of shares you wish to redeem.

         Requests to sell shares are processed at the net asset value next calculated after we receive your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund requires that signatures be guaranteed if you request the redemption check made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require that signatures be guaranteed for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at (888) 464-6815 if you have questions. At the discretion of the Fund or Unified Fund Services, Inc., you may be required to furnish additional legal documents to insure proper authorization.

         By Telephone - You may redeem any part of your account in the Fund by calling the transfer agent at (888) 464-6815. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

         The Fund may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

         Additional Information - If you are not certain of the requirements for a redemption please call the transfer agent at (888) 464-6815. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

         Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $5,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax adviser concerning the tax consequences of involuntary redemptions. You may increase the value of your shares in the Fund to the minimum amount within the 30 day period. Your shares are subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Fund.

                        DETERMINATION OF NET ASSET VALUE

         The price you pay for your shares is based on the Fund's net asset value per share ("NAV"). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

         The Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued by the adviser at their fair value, according to procedures approved by the Fund's board of trustees. The Fund may own securities that are traded primarily on foreign exchanges that trade on weekends or other days that the Fund does not price its shares. As a result, the NAV of the Fund may change on days when you will not be able to purchase or redeem your shares of the Fund.

         Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         Dividends and Distributions

         The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist primarily of capital gains.

         Taxes

         In general, selling or exchanging shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

         Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

         The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax adviser about your investment.

                             MANAGEMENT OF THE FUND

         Cloud, Neff & Associates, Inc., 5314 South Yale, Suite 606, Tulsa, OK 74135, serves as investment adviser to the Fund. The adviser has been managing discretionary investment funds since 1990. The firm serves pension plans, trusts, individuals, and all other forms of investment clients. The firm's primary goal is the management of domestic equity portfolios. As of December 31, 2000, the adviser had approximately $15 million under management.

     Cloud Neff was founded in 1990 by Richard R. Cloud and David L. Neff, CPA. Mr. Neff is the President of the adviser. Mr. Cloud is the vice president of the firm and has primary responsibility for management of equity accounts. From 1990 to 1995, both were registered representatives of the broker dealer subsidiary of Phoenix Home Life. Richard R. Cloud has been primarily responsible for the day to day management of the Fund since its inception.

         For the fiscal year ended May 31, 2001, the Fund paid the adviser a management fee equal to 2.00% of its average daily net assets. The adviser (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

                              FINANCIAL HIGHLIGHTS

         The following table is intended to help you better understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's financial statements, are included in the Funds' annual report, which is available upon request.

                                                                                                  Year ended
                                                                                                 May 31, 2001
                                                                                               ------------------
Selected Per Share Data
Net asset value, beginning of period
                                                                                                    $10.00
                                                                                               ------------------
Income from investment operations
  Net investment income (loss)                                                                            (0.19)
  Net realized and unrealized gain (loss) on investments                                                  (4.08)
                                                                                               ------------------
                                                                                               ------------------
Total from investment operations                                                                          (4.27)
                                                                                               ------------------

Net asset value, end of period
                                                                                                     $5.73
                                                                                               ==================

Total Return                                                                                            (42.70)%

Ratios and Supplemental Data
Net assets, end of period (000)                                                                           $6,454
Ratio of expenses to average net assets                                                                    2.97%
Ratio of expenses to average net assets
    before reimbursement                                                                                   3.09%
Ratio of net investment income to
   average net assets                                                                                    (2.37)%
Ratio of net investment income to average
   net assets before reimbursement                                                                       (2.49)%
Portfolio turnover rate                                                                                  125.70%


                                 PRIVACY POLICY

         The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and
o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                              FOR MORE INFORMATION

         Several additional sources of information are available to you. The Statement of Additional Information ("SAI"), incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations. Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Fund's performance results as of the Fund's latest semi-annual or annual fiscal year end.

         Call the Fund at (888) 464-6815 to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

         You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission ("SEC") Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.




Investment Company Act #811-09541



                      Cloud, Neff Capital Appreciation Fund

                       STATEMENT OF ADDITIONAL INFORMATION

                                 October 1, 2001

         This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of the Cloud, Neff Capital Appreciation Fund dated October 1, 2001. A free copy of the Prospectus can be obtained by writing the transfer agent at 431 North Pennsylvania Street, Indianapolis, Indiana 46204, or by calling 1-888-464-6815.

TABLE OF CONTENTS                                                          PAGE


DESCRIPTION OF THE TRUST AND THE FUND...........................................

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
 CONSIDERATIONS.................................................................

INVESTMENT LIMITATIONS..........................................................

THE INVESTMENT ADVISER .........................................................

TRUSTEES AND OFFICERS...........................................................

PORTFOLIO TRANSACTIONS AND BROKERAGE............................................

DETERMINATION OF SHARE PRICE....................................................

INVESTMENT PERFORMANCE..........................................................

CUSTODIAN.......................................................................

FUND SERVICES...................................................................

ACCOUNTANTS.....................................................................

DISTRIBUTOR.....................................................................

FINANCIAL STATEMENTS............................................................








DESCRIPTION OF THE TRUST AND THE FUND

         The Cloud, Neff Capital Appreciation Fund (the "Fund") was organized as a diversified series of AmeriPrime Advisors Trust (the "Trust") on April 10, 2000. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 3, 1999 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The investment adviser to the Fund is Cloud, Neff & Associates, Inc. (the "Adviser"). The Fund commenced operations on June 1, 2000.

         The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated and will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     As of September 10, 2001, the following persons may be deemed to beneficially own or hold of record five percent (5%) or more of the Fund:
National Investor Services Corp., 55 Water Street, 32nd Floor, New York, New York 10041 - 100.00%.

         As of September 10, 2001, National Investor Services Corp. may be deemed to control the Fund as a result of its beneficial ownership of the shares of the Fund. As the controlling shareholder, it would control the outcome of any proposal submitted to the shareholders for approval including changes to the Fund's fundamental policies or the terms of the management agreement with the Adviser.

         As of September 10, 2001, the Trustees and officers as a group owned less than one percent of the Fund.

         For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Prospectus and "Determination of Share Price" in this Statement of Additional Information. ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

         This section contains a discussion of some of the investments the Fund may make and some of the techniques they may use.

         A. Equity Securities. The Fund may invest in equity securities, which include common stock, preferred stock, rights and warrants to subscribe to or purchase such securities, American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDR"), Global Depositary Receipts ("GDRs"), and convertible securities consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

         Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. The Adviser expects that generally the preferred stocks in which the Fund invests will be rated at least BBB by Standard & Poor's Ratings Group ("S&P") or Baa by Moody's Investors Services, Inc. ("Moody's") or, if unrated, of comparable quality in the opinion of the Adviser.

         Warrants are instruments that entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities. Rights are similar to warrants, but normally have shorter durations.

         The Fund may invest in foreign companies by purchasing ADRs, EDRs, GDRs and index products like World Equity Benchmark Shares ("WEBS"). ADRs, GDRs and EDRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. They are alternatives to the direct purchase of the underlying foreign stock. WEBS represent a broad portfolio of publicly traded stocks in a selected country. Each WEBS Index Series seeks to generate investment results that generally correspond to the market yield performance of a given Morgan Stanley Capital International (MSCI) index. The Fund will not invest in foreign companies located in undeveloped or emerging markets.

         To the extent the Fund invests in ADRs, EDRs, GDRs or foreign index products, the Fund could be subject to greater risks because the Fund's performance may depend on issues other than the performance of a particular company. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information.

         Equity securities also include SPDRs (S&P Depositary Receipts, known as "Spiders"), DIAMONDS, QQQs and a number of other exchange traded funds. SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Composite Price Index. SPDRs trade on the American Stock Exchange under the symbol SPY. A Midcap SPDR is the same as a SPDR except that it tracks the S&P's Midcap 400 and trades on the American Stock Exchange under the symbol MDY. DIAMONDS represent ownership in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the "Dow") in that its holding consists of the 30 component stocks of the Dow. DIAMONDS trade on the American Stock Exchange under the symbol DIA. QQQs (NASDAQ-100 Index Tracking Stock) represent ownership in the NASDAQ-100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index. QQQs trade on the American Stock Exchange under the symbol QQQ. The Fund may also invest in exchange traded funds from a variety of financial institutions such as Barclays Global Fund Advisors (iShares), Merrill Lynch (HOLDRs), Fidelity (Fidelity Select Portfolios), PDR Services LLC (Select Sector
SPDR), State Street Capital Markets, LLC (Fortune e-50, Fortune 500, and streetTRACKS) and The Vanguard Group (VIPERs).

         B. Illiquid Securities. The Fund may contain illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements maturing in more than seven days, nonpublicly offered securities, restricted securities, assignments and participations. The Fund will not invest more than 15% of its net assets in illiquid securities.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a remaining maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of the Fund's portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

         The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. Rule 144A securities are not considered to be illiquid for purposes of the Fund's illiquid securities policy, which limits the Fund's investment in illiquid securities to 10% of the net assets, if such securities satisfy the conditions enumerated in Rule 144A and are determined to be liquid by the Adviser in accordance with the requirements established by the Trust. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

         The Adviser will monitor the liquidity of Rule 144A securities in the Fund's portfolio under the supervision of the Board of Trustees. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers or sellers of the security;
(3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

INVESTMENT LIMITATIONS

         Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or
(2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

         1. Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund have an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

         2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission (the "SEC") or its staff.

     3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

         4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

         5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. Concentration. The Fund will invest no more than 25% of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

         With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

         Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

         Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Limitations" above).

         1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

         3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     4. Options. The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Fund's Prospectus or Statement of Additional Information.

     5. Illiquid Investments. The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

     6. Short Sales. The Fund will not effect short sales of securities except as described in the Fund's Prospectus or Statement of Additional Information.

THE INVESTMENT ADVISER

     The Fund's investment adviser is Cloud, Neff & Associates, Inc., 5314 South Yale, Suite 606, Tulsa, OK 74135. Richard R. Cloud and David L. Neff may each be deemed to control the Adviser due to their respective share of the ownership of the Adviser.

         Under the terms of the management agreement (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 2.0% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive management fees and/or reimburse the Fund for the fees and expenses of the disinterested Trustees, but only to the extent necessary to maintain the Fund's total annual operating expenses at 3.00% of its average daily net assets through September 30, 2002. For the fiscal year ended May 31, 2001, the Fund paid advisory fees of $154,089.

         The Adviser retains the right to use the name "Cloud, Neff" in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "Cloud, Neff" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

         The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

TRUSTEES AND OFFICERS

         The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.

==================================== ================ ======================================================================
Name, Age and Address                Position                  Principal Occupations During Past 5 Years
------------------------------------ ---------------- ----------------------------------------------------------------------
*Kenneth D. Trumpfheller             President,       President and Managing  Director of Unified Fund Services,  Inc., the
1725 E. Southlake Blvd.              Secretary and    Fund's  transfer  agent,  fund  accountant and  administrator,  since
Suite 200                            Trustee          October  2000.  President,  Treasurer  and  Secretary  of  AmeriPrime
Southlake, Texas  76092                               Financial Services,  Inc., a fund  administrator,  (which merged with
Year of Birth:  1958                                  Unified  Fund  Services,   Inc.)  from  1994  through  October  2000.
                                                      President, Treasurer and Secretary of AmeriPrime
                                                      Financial Securities, Inc., the Fund's
                                                      distributor, from 1994 through November 2000;
                                                      President and Trustee of AmeriPrime Funds and
                                                      AmeriPrime Insurancen Trust.
------------------------------------ ---------------- ----------------------------------------------------------------------
Robert A. Chopyak                    Treasurer and    Assistant  Vice-President of Financial Administration of Unified Fund
1725 E. Southlake Blvd.              Chief            Services,  Inc.,  the Fund's  transfer  agent,  fund  accountant  and
Suite 200                            Financial        administrator,  since August 2000.  Manager of  AmeriPrime  Financial
Southlake, Texas  76092              Officer          Services,  Inc.  from  February  2000 to August 2000.  Self-employed,
Year of Birth:  1968                                  performing   Y2K  testing,   January  1999  to  January  2000.   Vice
                                                      President of Fund Accounting,  American Data Services, Inc., a mutual fund services company, October 1992 to December 1998.
------------------------------------ ---------------- ----------------------------------------------------------------------
Mark W. Muller                       Trustee          Account   Manager  for  Clarion   Technologies,   a  manufacturer  of
175 Westwood Drive                                    automotive,  heavy truck,  and consumer goods,  from 1996 to present.
Suite 300                                             From  1986 to  1996,  an  engineer  for  Sicor,  a  telecommunication
Southlake, Texas  76092                               hardware company.
Year of Birth:  1964

------------------------------------ ---------------- ----------------------------------------------------------------------
Richard J. Wright, Jr.               Trustee          Various  positions  with Texas  Instruments,  a  technology  company,
8505 Forest Lane                                      since   1995,   including   the   following:   Program   Manager  for
MS 8672                                               Semi-Conductor   Business  Opportunity  Management  System,  1998  to
Dallas, Texas 75243                                   present;   Development  Manager  for  web-based  interface,  1999  to
Year of Birth:  1962                                  present;  Systems  Manager for  Semi-Conductor  Business  Opportunity
                                                      Management System, 1997 to 1998; Development Manager
                                                      for Acquisition Manager, 1996-1997; Operations
                                                      Manager for Procurement Systems, 1994-1997.
==================================== ================ ======================================================================

                  The compensation paid to the Trustees of the Trust for the fiscal year ended May 31, 2001 is set forth in the following table. Trustee fees are Trust expenses and each series of the Trust pays a portion of the Trustee fees.

==================================== ======================= ==================================
                                     Aggregate               Total Compensation
                                     Compensation            from Trust (the Trust is
Name                                 From Trust              not in a Fund Complex)
------------------------------------ ----------------------- ----------------------------------
Kenneth D. Trumpfheller                        0                                 0
------------------------------------ ----------------------- ----------------------------------
Mark W. Muller                                $8,250                            $8,250
------------------------------------ ----------------------- ----------------------------------
Richard J. Wright                             $8,250                            $8,250
==================================== ======================= ==================================

PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.

         The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

         Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

         Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

         When the Fund and another of the Advisor's clients seek to purchase or sell the same security at or about the same time, the Advisor may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell, or as high a price for any particular portfolio security, if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. For the fiscal year ended May 31, 2001, the Fund paid brokerage commissions of $5,255.

      The Trust, Adviser and Funds' distributor have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the SEC.

DETERMINATION OF SHARE PRICE

         The price (net asset value) of the shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see "Determination of Net Asset Value" in the Prospectus.

         Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

         Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

INVESTMENT PERFORMANCE

         The Fund may periodically advertise "average annual total return." "Average annual total return," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                             P(1+T)n=ERV

Where:            P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return
                  n        =        number of years
                  ERV      =        ending redeemable value at the end of the
                                    applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

         The Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from average annual total return. A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for average annual total return. In addition, a non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. These non-standardized quotations do not include the effect of the applicable sales load which, if included, would reduce the quoted performance. A non-standardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

      The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of that Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue. For the fiscal year beginning June 1, 2000 (which is also the date of the Fund's commencement of operations) and ended May 31, 2001, the Fund's average annual total return was -42.70%.

         From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. These may include the Standard & Poor's 500 Stock Index, the NASDAQ Composite Index or the Dow Jones Industrial Average.

         In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

CUSTODIAN

         Firstar Bank, N.A., 425 Walnut Street, M.L. 6118, Cincinnati, Ohio 45202, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

         Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent. A Trustee and the officers of the Trust are members of management and/or employees of Unified. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Fund of $1.20 per shareholder (subject to a minimum monthly fee of $900 per fund) for these transfer agency services. For the fiscal year ended May 31, 2001, Unified received $11,306 from the Fund for these transfer agent services.

         In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Fund equal to 0.0275% of the Fund's assets up to $100 million, 0.0250% of the Fund's assets from $100 million to $300 million, and 0.0200% of the Fund's assets over $300 million (subject to various monthly minimum fees, the maximum being $2,100 per month for assets of $20 to $100 million). For the fiscal year ended May 31, 2001, Unified received $14,700 from the Fund for these accounting services.

      Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Fund equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.075% of the Fund's assets from $50 million to $100 million, and 0.050% of the Fund's assets over $100 million (subject to a minimum fee of $2,500 per month). For the fiscal year ended May 31, 2001, Unified received $28,165 from the Fund for these administrative services (prior to October 12, 2000, these fees were paid to AmeriPrime Financial Services, Inc. which merged with Unified on that date).

ACCOUNTANTS

         The firm of McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Fund for the fiscal year ended May 31, 2002. McCurdy & Associates performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

         Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the exclusive agent for distribution of shares of the Fund. Kenneth D. Trumpfheller, a Trustee and officer of the Trust, is a registered principal of, and may be deemed to be an affiliate of, the Distributor. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor and Unified are controlled by Unified Financial Services, Inc.

FINANCIAL STATEMENTS

         The financial statements and independent auditors' report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the fiscal year ended May 31, 2001. The Fund will provide the Annual Report without charge at written request or request by telephone.